                                               Filed Pursuant to Rule 497(c)
                                               Registration File No.: 333-17217


EQ Advisors Trust SM

PROSPECTUS DATED MAY 1, 2002
--------------------------------------------------------------------------------


This Prospectus describes five (5) Portfolios offered by EQ Advisors Trust and the Class IA shares offered by the Trust on behalf of each Portfolio to the Investment Plan for Employees, Managers and Agents ("Investment Plan") (formerly, The Equitable Investment Plan for Employees, Managers and Agents). Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.





                              DOMESTIC PORTFOLIOS
                              -------------------
                           EQ/Alliance Premier Growth
                             EQ/Alliance Technology
                         EQ/Bernstein Diversified Value
                           EQ/FI Small/Mid Cap Value
                       EQ/MFS Emerging Growth Companies













--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY PORTFOLIO'S SHARES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

Version IP

                                                               EQ Advisors Trust

Overview
--------------------------------------------------------------------------------

EQ ADVISORS TRUST

EQ Advisors Trust (the "Trust") is a family of thirty-nine (39) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Prospectus describes the Class IA shares of five (5) of the Trust's Portfolios. Each Portfolio is a diversified Portfolio. Information on each Portfolio, including investment objectives, investment strategies and investment risks can be found on the pages following this Overview.


The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable"), Equitable of Colorado, Inc. ("EOC"), other affiliated or unaffiliated insurance companies and to the Equitable Plan. The Prospectus is designed to help you make informed decisions about the Portfolios that are available to the Investment Plan.


Equitable, through its AXA Funds Management Group unit (the "Manager"), is the investment manager to each Portfolio. The day-to-day portfolio management of each Portfolio is provided by one or more investment sub-advisers (the "Advisers"). Information regarding the Manager and the Advisers is included under "Management of the Trust" and "About the Investment Portfolios" in this Prospectus. The Manager may allocate a Portfolio's assets to additional Advisers subject to approval of the Trust's Board of Trustees. In addition, the Manager has been granted relief by the Securities and Exchange Commission to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval (the "Multi-Manager Order"). In such circumstances, shareholders would receive notice of such action.

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these Portfolios, be sure to read all risk disclosures carefully before investing.


2 OVERVIEW                                                   EQ Advisors Trust

Table of contents
--------------------------------------------------------------------------------


 1. SUMMARY INFORMATION CONCERNING EQ
    ADVISORS TRUST                           4
----------------------------------------------

 2. ABOUT THE INVESTMENT PORTFOLIOS          8
----------------------------------------------
   DOMESTIC PORTFOLIOS                       9
      EQ/Alliance Premier Growth             9
      EQ/Alliance Technology                11
      EQ/Bernstein Diversified Value        13
      EQ/FI Small/Mid Cap Value             15
      EQ/MFS Emerging Growth Companies      17

 3. MORE INFORMATION ON PRINCIPAL RISKS     19
----------------------------------------------

 4. MANAGEMENT OF THE TRUST                 22
----------------------------------------------
   The Trust                                22
   The Manager                              22
   Management Fees                          22
   Expense Limitation Agreement             23

 5. FUND DISTRIBUTION ARRANGEMENTS          24
----------------------------------------------

 6. PURCHASE AND REDEMPTION                 25
----------------------------------------------

 7. HOW ASSETS ARE VALUED                   26
----------------------------------------------

 8. TAX INFORMATION                         27
----------------------------------------------

 9. FINANCIAL HIGHLIGHTS                    28
----------------------------------------------


EQ Advisors                                               TABLE OF CONTENTS  3

1. Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------


The following chart highlights five (5) Portfolios described in this Prospectus that you can choose as investment alternatives to the Investment Plan. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks," which more fully describes each of the principal risks, is provided beginning on page 19.



------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST DOMESTIC PORTFOLIOS
------------------------------------------------------------------------------------------------------------------
PORTFOLIO                            INVESTMENT OBJECTIVE(S)
------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE PREMIER GROWTH           Seeks long-term growth of capital


------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE TECHNOLOGY               Seeks to achieve growth of capital. Current income is incidental to the Portfolio's objective



------------------------------------------------------------------------------------------------------------------
EQ/BERNSTEIN DIVERSIFIED VALUE       Seeks capital appreciation


------------------------------------------------------------------------------------------------------------------
EQ/FI SMALL/MID CAP VALUE            Seeks long-term capital appreciation



------------------------------------------------------------------------------------------------------------------
EQ/MFS EMERGING GROWTH COMPANIES     Seeks to provide long-term capital growth

------------------------------------------------------------------------------------------------------------------



4 SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST           EQ Advisors Trust

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                           PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------------
Equity securities of a limited number of large, carefully selected,       General investment, equity, focused portfolio, portfolio
high-quality United States companies that are likely to offer superior    turnover, growth investing, convertible securities,
earnings growth                                                           derivatives, and foreign securities risks
------------------------------------------------------------------------------------------------------------------------------------
Securities of companies in various industries that are expected to        General investment, equity, sector, growth investing,
benefit from technological advances and improvements with                 small-cap and mid-cap companies, derivatives, foreign
potential for capital appreciation and growth of capital, including       securities, and fixed income risks
well-known, established companies or new or unseasoned
companies
------------------------------------------------------------------------------------------------------------------------------------
Equity securities of relatively large capitalization domestic companies   General investment, equity, value investing, derivatives,
that the Adviser believes are inexpensively priced relative to their      and fixed income risks
return on total equity or capital
------------------------------------------------------------------------------------------------------------------------------------
Securities (primarily in common stocks) of companies with small           General investment, equity, small-cap and mid-cap company,
capitalizations (similar to companies in the S&P Small Mid Cap 600        sector, portfolio turnover, value investing and foreign
or the Russell 2000) and mid-capitalizations (similar to companies in     securities risks
the S&P Mid Cap 400 or the Russell Mid Cap).
------------------------------------------------------------------------------------------------------------------------------------
Equity securities of emerging growth companies with the potential to      General investment, equity, foreign securities, small-cap
become major enterprises or that are major enterprises whose rates        and mid-cap companies and portfolio turnover risks
of earnings growth are expected to accelerate
------------------------------------------------------------------------------------------------------------------------------------


EQ Advisors Trust          SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST  5

SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

Maximum initial sales charge imposed on purchases        None
Maximum sales charge imposed on reinvested dividends     None
Maximum contingent deferred sales charge ("CDSC")        None
Exchange fee                                             None

ANNUAL OPERATING EXPENSES AFTER FEE WAIVERS OR ASSUMPTION OF EXPENSES*

The table below shows the annual management fees and other expenses for each of the Portfolios based upon amounts paid by the Portfolios during the year ended December 31, 2001. Other expenses for each of the Portfolios may fluctuate from year to year. The management fees and other expenses are expressed in the table below as an annual percentage of each Portfolio's daily average net assets:


------------------------------------------------------------------------------------------------------------------------
                                                                             EQ/            EQ/MFS
                                      EQ/ALLIANCE                         BERNSTEIN        EMERGING       EQ/FI SMALL/
                                        PREMIER          EQ/ALLIANCE     DIVERSIFIED        GROWTH          MID CAP
                                         GROWTH          TECHNOLOGY         VALUE         COMPANIES          VALUE
------------------------------------------------------------------------------------------------------------------------
Management Fees                           0.90%             0.90%            0.64%           0.63%            0.75%
------------------------------------------------------------------------------------------------------------------------
12b-1 Fees                                None              None             None            None             None
------------------------------------------------------------------------------------------------------------------------
Other Expenses                            0.06%             0.08%            0.09%           0.09%            0.11%
------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating
Expenses**                                0.96%             0.98%            0.73%           0.72%            0.86%
------------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense
Reimbursement                            (0.06)%           (0.08)%          (0.03)%          None            (0.01)%
------------------------------------------------------------------------------------------------------------------------
Net Expenses*                             0.90%             0.90%            0.70%           0.72%            0.85%
------------------------------------------------------------------------------------------------------------------------

 * The expense information has been restated to reflect the current fees and expenses of each Portfolio.

** The Trust's manager has entered into an Expense Limitation Agreement with the Trust with respect to each Portfolio. Pursuant to that agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than certain expenses described in the agreement) are limited as specified in the table above. See "Management of the Trust" - "Expense Limitation Agreement" for more detailed information.


6 SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST           EQ Advisors Trust

The following Examples are to help you compare the cost of investing in the Portfolios with the cost of investing in other funds. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then you redeem all of your shares at the end of those periods. The Examples also assume that (i) your investment has a 5% return each year, (ii) the Portfolio's operating expenses stay the same, and (iii) all dividends and distributions are reinvested. You actual costs may be higher or lower.

---------------------------------------------------------------------------------------
                                   1 YEAR        3 YEARS        5 YEARS        10 YEARS
---------------------------------------------------------------------------------------
EQ/Alliance Premier Growth           $92           $287           $498           $1,108
EQ/Alliance Technology               $92           $287           $498           $1,108
EQ/Bernstein Diversified Value       $72           $224           $390           $  871
EQ/MFS Emerging Growth Companies     $74           $230           $401           $  894
EQ/FI Small/Mid Cap Value            $87           $271           $471           $1,049
---------------------------------------------------------------------------------------













EQ Advisors Trust          SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST  7

2. About the investment portfolios
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective. The investment objective of a Portfolio is not a fundamental policy and may be changed without a shareholder vote.

Please note that:

o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.


GENERAL INVESTMENT RISKS

Each of the Portfolios is subject to the following risks:

ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

MARKET RISK: The value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company's financial condition as well as overall market and economic conditions.

SECURITY SELECTION RISK: The specific securities selected by a Portfolio's Adviser may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.


THE BENCHMARKS

The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios' annualized rates of return are net of:
(i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

THE RUSSELL 3000(Reg. TM) INDEX ("Russell 3000") is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

THE RUSSELL 1000(Reg. TM) INDEX ("Russell 1000") is an unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000, representing approximately 92% of the total market capitalization of the Russell 3000.

THE RUSSELL 1000 TECHNOLOGY INDEX is an unmanaged index of common stocks that measures the performance of Russell 1000 companies classified as technology companies.

THE RUSSELL 1000(Reg. TM) GROWTH INDEX is an unmanaged index of common stocks that measures the performance of Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 1000(Reg. TM) VALUE INDEX is an unmanaged index of common stocks that measures the performance of Russell 1000 Index companies with lower price to book ratios and lower forecasted earnings.

THE RUSSELL 2000(Reg. TM) INDEX ("Russell 2000") is an unmanaged index which tracks the performance of the 2,000 smallest companies in the Russell 3000, which represents approximately 8% of the total market capitalization of the Russell 3000. It is often used to indicate the performance of smaller company stocks.

THE RUSSELL 2000(Reg. TM) VALUE INDEX ("Russell 2000 Value") is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

THE RUSSELL 2500(TM) VALUE INDEX ("Russell 2500 Value") is an unmanaged index which measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forcasted values. The "Russell 2500 Index" measures the performance of the 2,500 smallest companies in the Russell 3000, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

NASDAQ COMPOSITE INDEX measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The index is market-value weighted. This means that each company's security affects the index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the index.


8 ABOUT THE INVESTMENT PORTFOLIOS                            EQ Advisors Trust

DOMESTIC PORTFOLIOS

EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 80% of its total assets) in equity securities of a limited number of large, carefully selected, high-quality United States companies that the Adviser believes are likely to achieve superior earnings growth. The Portfolio is diversified for purposes of the Investment Company Act of 1940 ("1940 Act"), however it is still highly concentrated. The Portfolio focuses on a relatively small number of intensively researched companies. The Adviser selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying securities of companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations.

Normally, the Portfolio invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. In managing the Portfolio, the Adviser seeks to capitalize on apparently unwarranted price fluctuations both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its holdings. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its holdings. Through this approach, the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500.

The Portfolio may invest up to 20% of its net assets in convertible securities and 20% of its total assets in securities of foreign issuers.

The Portfolio may write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

For temporary or defensive purposes, the Portfolio may invest without limitation in cash or cash equivalents or high-quality money market instruments. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

 o Convertible Securities Risk

 o Derivatives Risk

 o Equity Risk

 o Focused Portfolio Risk

 o Foreign Securities Risk

 o Growth Investing Risk

 o Portfolio Turnover Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last two calendar years, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The commencement date for this Portfolio is May 1, 1999. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.


Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                   CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

                -18.15%         -23.83%

                2000            2001


------------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 10.53% (2001 4th Quarter)           (19.69)% (2001 3rd Quarter)
------------------------------------------------------------------------------

EQ Advisors Trust                             ABOUT THE INVESTMENT PORTFOLIOS  9

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------
                                                       SINCE
                                      ONE YEAR       INCEPTION
------------------------------------------------------------------------------
 EQ/Alliance Premier Growth
 Portfolio - Class IA Shares          (23.83)%         (10.53)%
------------------------------------------------------------------------------
 Russell 1000 Growth Index*           (20.42)%          (9.24)%
------------------------------------------------------------------------------

 * For more information on this index, see the preceding section "The
Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT L.P.: ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio since the Portfolio commenced its operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit sharing plans, foundations and tax-exempt organizations.

ALFRED HARRISON is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Harrison is Vice Chairman of Alliance Capital Management Corporation and has been with Alliance Capital since 1978.














10 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/ALLIANCE TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital. Current income is incidental to the Portfolio's objective.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in the securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio invests for capital growth. Within this framework, the Portfolio may invest in any company and industry and in any type of security having the potential for capital appreciation, including well-known, established companies or new or unseasoned companies.

The Portfolio normally will have substantially all its assets invested in equity securities, but it may also invest in debt securities that offer an opportunity for price appreciation. The Portfolio may invest in both listed and unlisted U.S. securities and may invest up to 25% of its total assets in foreign securities, including depositary receipts. Although current income is only an incidental consideration, the Portfolio may seek income by writing listed call options.

The Portfolio also may:

o write covered call options on its portfolio securities of up to 15% of its total assets and may purchase exchange-traded call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

o    invest up to 10% of its total assets in warrants; and

o make loans of its portfolio securities of up to 33.3% of its total assets.

When market or financial conditions warrant, the Portfolio may invest for temporary or defensive purposes, without limit, in preferred stocks, investment grade or corporate fixed income securities, including U.S. Government securities, qualifying bank high quality money market instruments, including prime commercial paper and other types of short-term fixed income securities. These temporary investments may also include short-term, foreign currency-denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

 o Derivatives Risk

 o Equity Risk

 o Fixed Income Securities Risk

 o Foreign Securities Risks

 o Growth Investing Risk

 o Sector Risk

 o Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 2001, the Portfolio's first full calendar year of operations. The inception date for this Portfolio is May 1, 2000. The table shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                   CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

-24.24%

  2001


------------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 34.57% (2001 4th Quarter)           (34.95)% (2001 3rd Quarter)
------------------------------------------------------------------------------


------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------
                                                             SINCE
                                           ONE YEAR        INCEPTION
------------------------------------------------------------------------------
 EQ/Alliance Technology Portfolio -
 Class IA Shares                            (24.24)%         (33.52)%
------------------------------------------------------------------------------
 Russell 1000 Technology Index*,**          (29.67)%         (40.09)%
------------------------------------------------------------------------------
 NASDAQ Composite Index*                    (21.05)%         (33.61)%
------------------------------------------------------------------------------

 * For more information on this index, see the preceding section "The
   Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.



WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has


EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  11
been the Adviser to the Portfolio since the Portfolio commenced its operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

GERALD MALONE is principally responsible for the day-to-day management of the Portfolio. Mr. Malone, a Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1992.






















12 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities of relatively large capitalization domestic companies that the Adviser believes are inexpensively priced relative to the return on capital or equity. Equity securities include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks.

The Portfolio uses a value-oriented approach in searching for securities. The Adviser uses a "bottom-up" approach (individual stock selection) to find companies that have:

     o low price to earnings ratios;

     o high yield;

     o unrecognized assets;

     o the possibility of management change; and/or

     o the prospect of improved profitability.

The Portfolio may also invest up to 20% of its assets in U.S. Government securities and investment grade debt securities of domestic corporations rated BBB or better by S&P or Baa or better by Moody's.

The Portfolio may also invest up to 10% of its assets in foreign equity or debt securities, or depositary receipts.

The Portfolio may also invest without limitation in high-quality short-term money market instruments. The Portfolio may engage in options transactions, including writing covered call options or foreign currencies to offset costs of hedging and writing and purchasing put and call options on securities. Although the Portfolio will engage in options transactions primarily to hedge its Portfolio, it may use options to increase returns and there is the risk that these transactions sometimes may reduce returns or increase volatility.

When market or financial conditions warrant, the Portfolio may invest, without limit, in money market securities for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.


This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

 o Derivatives Risk

 o Equity Risk

 o Fixed Income Risk

 o Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The Portfolio's commencement date was January 1, 1998.The table below shows the Portfolio's average annual total returns for the past one year and since inception and also compares the Portfolio's performance to the returns of a broad based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because the current Adviser did not manage the Portfolio's assets prior to March 1, 2001.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN*
------------------------------------------------------------------------------

[GRAPHIC OMITTED]


20.01%          3.55%           -1.94%          3.09%

1998            1999            2000            2001

 Best quarter (% and time period)     Worst quarter (% and time period)
 23.34% (1998 4th Quarter)            (13.43)% (1998 3rd Quarter)


------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
                                                                SINCE
                                                ONE YEAR      INCEPTION
------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value Portfolio
 - Class IA Shares                                3.09%         5.87%
------------------------------------------------------------------------------
 Russell 1000 Value Index**                     (5.59)%         5.82%
------------------------------------------------------------------------------

 * The performance shown above is the performance of Class IB shares, which pay an annual 12b-1 fee of 0.25% of the Portfolio's average daily net assets because Class IA shares were not offered prior to May 18, 2001. Class IA shares do not pay an annual 12b-1 fee, and, consequently, the performance results for the periods shown would have been more favorable.

 ** For more information on this index, see the preceding section "The Benchmarks."

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, NY 10105. Alliance Capital has been the Adviser to the Portfolio since March 1, 2001. Alliance Capital, through its Bernstein Investment Research and Management Unit ("Bernstein") manages the Portfolio.


EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  13

Bernstein's field of expertise is the value style of investment management. Bernstein's approach of equity investment for most of its equity services is value oriented, with value defined as the relationship between a security's current price and its normal or long-term earnings power as determined by its investment research.

MARILYN G. FEDAK and STEVEN PISARKIEWICZ have been principally responsible for the day-to-day management of the Portfolio since March 1, 2001. Ms. Fedak, Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group, has been with Bernstein since 1984. Mr. Pisarkiewicz is Chief Investment Officer Structured Equity Services and has been with Bernstein since 1989.















14 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/FI SMALL/MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

The Adviser normally invests the Portfolio's assets primarily in common stock.

The Adviser normally invests at least 80% of net assets, plus borrowings for investment purposes, in securities of companies with small to medium market capitalizations. Although a universal definition of small and medium market capitalization companies does not exist, the Adviser generally defines small and medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P Small Cap 600 or the Russell 2000 Index and S&P MidCap 400 or the Russell MidCap Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies who are above this level after purchase continue to have a small or medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions, and the composition of each index. The Portfolio could potentially invest up to 20% of its assets in companies with capitalizations that are larger than those in the S&P MidCap 400 Index or the Russell MidCap Index.

The Adviser may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser invests in companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average P/E or P/B ratios. The stocks of these companies are often called "value" stocks.

The Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity, and investment risk. In buying and selling securities for the Portfolio, the Adviser invests for the long term and selects those securities it believes offer strong opportunity for long-term growth of capital and are attractively valued. The Adviser may use various techniques, such as buying and selling futures contracts and exchange traded funds to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values.

In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy such as purchasing preferred stock or investment grade instruments for defensive purposes. If the Adviser does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

 o Equity Risk

 o Foreign Securities

 o Portfolio Turnover Risk

 o Sector Risk

 o Small-Cap and Mid-Cap Company Risk

 o Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because FMR was not the Adviser to the Portfolio prior to July 24, 2000.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce performance results.


------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
------------------------------------------------------------------------------

[GRAPHIC OMITTED]

2.07%           5.48%           4.29%

1999            2000            2001


------------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 14.93% (2001 4th Quarter)           (14.18)% (2001 3rd Quarter)
------------------------------------------------------------------------------


EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  15

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------
                                                            SINCE
                                            ONE YEAR      INCEPTION
------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value Portfolio -
  Class IA Shares                             4.29%         4.66%*
------------------------------------------------------------------------------
 Russell 2500 Value Index**                   9.74%        12.16%

 * For periods prior to the commencement of Class IA Shares, which occurred on November 24, 1998, the performance shown above is the performance of Class IB shares, which pay an annual 12b-1 fee, and, consequently, the performance results for the periods show would have been more favorable.

 ** For more information on this index, see the preceding section in the prospectus "The Benchmarks."

WHO MANAGES THE PORTFOLIO

FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR"), 82 Devonshire Street, Boston, Massachusetts 02109, has been the Portfolio's Adviser since July 24, 2000. As of December 31, 2001, FMR, including its affiliates, had approximately $912 billion in total assets under management.

ROBERT MACDONALD is the Portfolio Manager and is responsible for the day-to-day management of the Portfolio. Mr. MacDonald, senior Vice President and Portfolio Manager, has been associated with FMR from 1985 through 2001 and with FMR Co., Inc., an affiliate of FMR, from 2001 to present.
















16 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies are companies that the Adviser believes are either:

o early in their life cycle but have the potential to become major enterprises; or

o are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio's investments may include securities traded in the over-the-counter markets.

The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Adviser.

In addition, up to 25% of the Portfolio's assets may be invested in foreign securities, including those in emerging markets, or in cash and cash equivalents.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes by investing a large portion or all of its assets in cash or cash equivalents, including but not limited to obligations of banks (including, but not limited to, certificates of deposit, bankers acceptances, time deposits and repurchase agreements) commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risk."

 o Equity Risk

 o Foreign Securities Risk

      Emerging Market

 o Portfolio Turnover Risk

 o Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.


Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN*
------------------------------------------------------------------------------

[GRAPHIC OMITTED]

34.57%          74.43%          -18.56%         -33.89%

1998            1999            2000            2001


------------------------------------------------------------------------------
 Best quarter (% and time period)     Worst quarter (% and time period)
 53.14% (1999 4th Quarter)            (28.43)% (2001 3rd Quarter)
------------------------------------------------------------------------------


------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------
                                                           SINCE
                                         ONE YEAR        INCEPTION
------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
 Portfolio - Class IA Shares              (33.89)%         1.89%*
------------------------------------------------------------------------------
 Russell 2000 Index**                     (19.63)%        (3.02)%
------------------------------------------------------------------------------

 * For periods prior to the commencement of Class IA Shares, which occurred on November 24, 1998, the performance shown above is the performance of Class IB shares, which pay an annual 12b-1 fee, and, consequently, the performance results for the periods show would have been more favorable.

 ** For more information on this index, see the preceding section "The Benchmarks."

WHO MANAGES THE PORTFOLIO

MFS INVESTMENT MANAGEMENT ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it


EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  17
commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust.

The Portfolio is managed by a team of portfolio managers.

























18 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

3. More information on principal risks
--------------------------------------------------------------------------------

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.


There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

      ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

      MARKET RISK: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company's financial condition as well as overall market and economic conditions.

      SECURITY SELECTION RISK: The Adviser(s) for each Portfolio rely on the insights of different specialists in making investment decisions based on the Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES RISK: Derivatives are financial contracts whose value is based on, the value of an underlying asset, reference rate or index. A Portfolio's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Portfolio's exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Portfolio uses a derivative security for purposes other than as a hedge, that Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

EQUITY RISK: Stocks and other equity securities generally fluctuate in value or more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company's operations.

FIXED INCOME RISK: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

      ASSET-BACKED SECURITIES RISK: Asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions.

      CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be


EQ Advisors Trust                      MORE INFORMATION ON PRINCIPAL RISKS  19
      unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

      Credit risk is particularly significant for certain Portfolios that may invest a material portion of their assets in "JUNK BONDS" or lower-rated securities.

      INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

      MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

      INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Baa or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

      JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade (i.e. BB by S&P or Ba by Moody's) are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value. A Portfolio investing in "junk bonds" may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

FOREIGN SECURITIES RISK: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

      CURRENCY RISK: The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

      EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

      GEOGRAPHIC RISK: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

      POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.


20 MORE INFORMATION ON PRINCIPAL RISKS                       EQ Advisors Trust

      REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

      TRANSACTION COSTS RISK:The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

FOCUSED PORTFOLIO RISK: Certain Portfolios invest in the securities of a limited number of companies. Consequently these Portfolios may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio's net asset value.

GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

PORTFOLIO TURNOVER RISK: The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% in any given fiscal year (high portfolio turnover). High portfolio turnover may result in increased transaction costs to a Portfolio and its shareholders, which could reduce investment returns.

SECTOR RISK: Market or economic factors affecting certain companies or industries in a particular industry sector could have a major effect on the value of a Portfolio's investments. Many technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

SECURITIES LENDING RISK: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

SMALL-CAP OR MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.


EQ Advisors Trust                      MORE INFORMATION ON PRINCIPAL RISKS  21

4. Management of the Trust
--------------------------------------------------------------------------------

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."


THE TRUST

The Trust is organized as a Delaware business trust and is registered with the SEC as an open-end management investment company. The Trust's Board of Trustees is responsible for the overall management of the Trust and the Portfolio. The Trust issues shares of beneficial interest that are currently divided among thirty-nine (39) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.


THE MANAGER

The Equitable Life Assurance Society of the United States ("Equitable"), through its AXA Funds Management Group unit (the "Manager"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios, including the selection of Advisers. The Manager plays an active role in monitoring each Portfolio and Adviser by using systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser's portfolio management team to ensure that investment activities remain consistent with the Portfolios' investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser's overall business. The Manager monitors continuity in the Adviser's operations and changes in investment personnel and senior management. The Manager also performs annual due diligence reviews with each Adviser.

The Manager has access to detailed, comprehensive information concerning Portfolio and Adviser performance and Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios. The Manager may add to, dismiss or substitute for the Advisers responsible for managing a Portfolio's assets subject to the approval of the Trust's Board of Trustees. The Manager also has discretion to allocate each Portfolio's assets among the Portfolio's Advisers. The Manager recommends Advisers for each Portfolio to the Trust's Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser's skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Manager has received an exemptive order from the SEC to permit it and the Trust's Board of Trustees to select and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust's Board of Trustees, to appoint and replace Advisers and to amend advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an "affiliated person" of AXA FMG (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser"), such as Alliance Capital Management L.P., unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio's shareholders.


MANAGEMENT FEES

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager received in 2001 for managing each of the Portfolios and the rate of the management fees waived by the Manager in 2001 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.


MANAGEMENT FEES PAID BY THE PORTFOLIOS IN 2001

------------------------------------------------------------------------------
                                                      RATE OF
                                                       FEES
                                                      WAIVED
                                       ANNUAL           AND
                                        RATE         EXPENSES
 PORTFOLIOS                           RECEIVED      REIMBURSED
------------------------------------------------------------------------------
 EQ/Alliance Premier Growth            0.90%          0.06%
 EQ/Alliance Technology                0.90%          0.08%
 EQ/Bernstein Diversified Value        0.64%          0.03%
 EQ/Fl Small/Mid Cap Value             0.75%          0.01%
 EQ/MFS Emerging Growth                0.63%          0.00%
   Companies
------------------------------------------------------------------------------

The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which would result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval. For certain administrative services, in addition to the management fee, each Portfolio pays the Manager a fee at an annual rate of 0.04% of the first $3 billion of total Trust average daily net assets, 0.03% of the next $3 billion, 0.025% of the next $4 billion, and 0.225% of the total Trust average daily net assets in excess of $10


22 MANAGEMENT OF THE TRUST                                   EQ Advisors Trust
billion, plus $30,000 for each Portfolio and an additional $30,000 per portion of the Portfolio allocated to a separate Adviser in a discrete style.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting until April 30, 2003 the expenses of each Portfolio, the Manager has entered into an amended and restated expense limitation agreement with the Trust with respect to those Portfolios ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, are limited to the following respective expense ratios:

EXPENSE LIMITATION PROVISIONS

------------------------------------------------------------------------------
                                       TOTAL EXPENSES
                                      LIMITED TO (% OF
 PORTFOLIOS                           DAILY NET ASSETS)
------------------------------------------------------------------------------
 EQ/Alliance Premier Growth                  0.90%
------------------------------------------------------------------------------
 EQ/Alliance Technology                      0.90%
------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value              0.70%
------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value                   0.85%
------------------------------------------------------------------------------

The Manager may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within five years (or two or three years for certain Portfolios) of the payment being made and the combination of the Portfolio's expense ratio and such reimbursements do not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Portfolio will be charged such lower expenses.






















EQ Advisors Trust                                  MANAGEMENT OF THE TRUST  23

5. Fund distribution arrangements
--------------------------------------------------------------------------------

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC ("AXA Advisors") serves as one of the distributors for the Class IA shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IB shares. AXA Distributors, LLC ("AXA Distributors") serves as the other distributor for the Class IA shares of the Trust as well as the Class IB shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Act of 1934 and are members of the National Association of Securities Dealers, Inc.




















24 FUND DISTRIBUTION ARRANGEMENTS                            EQ Advisors Trust

6. Purchase and redemption
--------------------------------------------------------------------------------

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period during which the New York Stock Exchange is closed (other than a weekend or holiday) or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of Equitable.

These Portfolios are not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Portfolios. These kinds of strategies and transfer activities are disruptive to the Portfolios. If we determine that your transfer patterns among the Portfolios are disruptive to the Portfolios, we may, among other things, restrict the availability of transfer through telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

We currently consider transfers into and out of (or vice versa) a Portfolio within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently give additional individualized notice, to owners who have engaged in such activity, of our intention to restrict such services. However, we may not continue to give such individualized notice. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.

The Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the Portfolios.


EQ Advisors Trust                                  PURCHASE AND REDEMPTION  25

7. How assets are valued
--------------------------------------------------------------------------------

"Net asset value" is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

------------------------------------------------------------------------------

 Net Asset Value = Total Market Value    Cash and
                     of Securities    +  other assets - Liabilities
                   ------------------------------------------------
                            Number of outstanding shares

------------------------------------------------------------------------------

The net asset value of Portfolio shares is determined according to this schedule:

o A share's net asset value is determined as of the close of regular trading on the New York Stock Exchange ("Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

o The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is placed by an insurance company or qualified retirement plan.

o A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold.

Generally, Portfolio securities are valued as follows:

o EQUITY SECURITIES - most recent sales price or if there is no sale, latest available bid price.

o DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) - based upon pricing service valuations.

o SHORT-TERM OBLIGATIONS - amortized cost (which approximates market value).

o SECURITIES TRADED ON FOREIGN EXCHANGES - most recent sales or bid price on the foreign exchange or market, unless a significant event occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the Board of Trustees of the Trust at the close of regular trading on the Exchange.

o OPTIONS - last sales price or, if not available, previous day's sales price. However, if the bid price is higher or the asked price is lower than the previous day's last sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

o FUTURES - last sales price or, if there is no sale, latest available bid price.

o OTHER SECURITIES - other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the Board of Trustees of the Trust.

Events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust's calculation of net asset values for each applicable Portfolio when the Trust's Manager deems that the particular event or circumstance would materially affect such Portfolio's net asset value.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust's Board of Trustees believes reflects fair value. This policy is intended to assure that the Portfolio's net asset value fairly reflects security values as of the time of pricing.

26 HOW ASSETS ARE VALUED                                      EQ Advisor Trust

8.  Tax information
--------------------------------------------------------------------------------

Each Portfolio of the Trust is treated as a separate entity and intends to qualify to be treated as a separate regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, it could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator and Manager, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

Contract owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.













EQ Advisors Trust                                          TAX INFORMATION  27

9. Financial Highlights
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance for the Trust's Class IA and Class IB. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio's operations). The information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 2001 appears in the Trust's Annual Report. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.


EQ/ALLIANCE PREMIER GROWTH PORTFOLIO:



                                                                                                  CLASS IA
                                                                            --------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,        MAY 1, 1999*
                                                                            --------------------------            TO
                                                                                       200    2000        DECEMBER 31, 1999
                                                                            -------------------------- -----------------------
Net asset value, beginning of period ......................................   $ 9.65      $  11.87         $      10.00
                                                                              -------      --------        ------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) .............................................    (0.01)        (0.01)                0.02
 Net realized and unrealized gain (loss) on investments ...................    (2.29)        (2.14)                1.89
                                                                              -------      --------        ------------
 Total from investment operations .........................................    (2.30)        (2.15)                1.91
                                                                              -------      --------        ------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .....................................        -            -                 (0.01)
 Distributions from realized gains ........................................        - #       (0.07)               (0.03)
                                                                            ----------     --------        ------------
 Total dividends and distributions ........................................        -         (0.07)               (0.04)
                                                                            ---------      --------        ------------
Net asset value, end of period ............................................   $  7.35      $  9.65         $      11.87
                                                                            =========      ========        ============
Total return ..............................................................   (23.83)%      (18.15)%              19.14%(b)
                                                                            =========     =========        ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................................  $39,076       $49,284         $     28,834
Ratio of expenses to average net assets after waivers .....................     0.90%         0.90%                0.90%(a)(c)
Ratio of expenses to average net assets before waivers ....................     0.96%         0.94%                1.12%(a)(c)
Ratio of net investment income (loss) to average net assets after waivers .    (0.15)%       (0.12)%               0.45%(a)(c)
Ratio of net investment income (loss) to average net assets before waivers     (0.21)%       (0.16)%               0.23%(a)(c)
Portfolio turnover rate ...................................................      140%          127%                  29%
Effect of voluntary expense limitation during the period:
 Per share benefit to net investment income ...............................  $     -#      $     -         $       0.01



                                                                                                    CLASS IB
                                                                            ------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,          MAY 1, 1999*
                                                                            -----------------------------            TO
                                                                                 2001           2000         DECEMBER 31, 1999
                                                                            ------------- ----------------------------------------
Net asset value, beginning of period ......................................    $  9.62       $   11.86        $      10.00
                                                                               --------      ---------        ------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) .............................................      (0.03)          (0.03)               0.01
 Net realized and unrealized gain (loss) on investments ...................      (2.28)          (2.14)               1.89
                                                                               --------      ---------        ------------
 Total from investment operations .........................................      (2.31)          (2.17)               1.90
                                                                               --------      ---------        ------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .....................................          -               -               (0.01)
 Distributions from realized gains ........................................          - #         (0.07)              (0.03)
                                                                            -----------      ---------        ------------
 Total dividends and distributions ........................................          -           (0.07)              (0.04)
                                                                            -----------      ---------        ------------
Net asset value, end of period ............................................    $  7.31       $    9.62        $      11.86
                                                                            ===========      =========        ============
Total return ..............................................................     (24.01)%        (18.34)%             18.97%(b)
                                                                            ===========      =========        ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................................   $924,331      $1,341,788        $    451,323
Ratio of expenses to average net assets after waivers .....................       1.15%           1.15%               1.15%(a)(c)
Ratio of expenses to average net assets before waivers ....................       1.21%           1.19%               1.37%(a)(c)
Ratio of net investment income (loss) to average net assets after waivers .      (0.40)%         (0.37)%              0.20%(a)(c)
Ratio of net investment income (loss) to average net assets before waivers       (0.46)%         (0.40)%             (0.02)%(a)(c)
Portfolio turnover rate ...................................................        140%            127%                 29%
Effect of voluntary expense limitation during the period:
 Per share benefit to net investment income ...............................   $      -#      $       -        $       0.01




28 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

                       EQ/ALLIANCE TECHNOLOGY PORTFOLIO:




                                                                                    CLASS IA
                                                                     --------------------------------------
                                                                                          MAY 1, 2000*
                                                                       YEAR ENDED              TO
                                                                      DECEMBER 31,        DECEMBER 31,
                                                                          2001                2000
                                                                     -------------- -----------------------
Net asset value, beginning of period ...............................   $  6.68              $ 10.00
                                                                       -------              -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .............................................    (0.01)                 0.01
 Net realized and unrealized loss on investments ...................    (1.61)                (3.33)
                                                                       -------              -------
 Total from investment operations ..................................    (1.62)                (3.32)
                                                                       -------              -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..............................        - #                   -
                                                                     -----------            -------
Net asset value, end of period .....................................  $  5.06               $  6.68
                                                                     =========              =======
Total return .......................................................   (24.24)%              (33.20)%(b)
                                                                     =========           ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..................................  $24,326               $22,880
Ratio of expenses to average net assets after waivers ..............     0.90%                 0.90%(a)(c)
Ratio of expenses to average net assets before waivers .............     0.98%                 0.96%(a)(c)
Ratio of net investment income to average net assets after waivers .    (0.31)%                0.25%(a)(c)
Ratio of net investment income to average net assets before waivers     (0.39)%                0.18%(a)(c)
Portfolio turnover rate ............................................       41%                   49%
Effect of voluntary expense limitation during the period:
 Per share benefit to net investment income ........................  $     -#              $     -



                                                                                     CLASS IB
                                                                     ----------------------------------------
                                                                       YEAR ENDED          MAY 1, 2000*
                                                                      DECEMBER 31,              TO
                                                                          2001          DECEMBER 31, 2000
                                                                     -------------- -------------------------
Net asset value, beginning of period ...............................    $   6.67             $ 10.00
                                                                        --------             -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .............................................       (0.03)                  -
 Net realized and unrealized loss on investments ...................       (1.60)              (3.33)
                                                                        --------             -------
 Total from investment operations ..................................       (1.63)              (3.33)
                                                                        --------             -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..............................           - #                 -
                                                                     -----------             -------
Net asset value, end of period .....................................    $   5.04             $  6.67
                                                                     ===========             =======
Total return .......................................................      (24.43)%            (33.30)%(b)
                                                                     ===========           =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..................................    $320,756            $275,140
Ratio of expenses to average net assets after waivers ..............        1.15%               1.15%(a)(c)
Ratio of expenses to average net assets before waivers .............        1.23%               1.21%(a)(c)
Ratio of net investment income to average net assets after waivers .       (0.56)%             (0.00)%(a)(c)
Ratio of net investment income to average net assets before waivers        (0.64)%             (0.07)%(a)(c)
Portfolio turnover rate ............................................          41%                 49%
Effect of voluntary expense limitation during the period:
 Per share benefit to net investment income ........................     $     -#            $     -



EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  29

                 EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO (d):




                                                                                                CLASS IA
                                                                                           ------------------
                                                                                              MAY 18, 2001*
                                                                                                   TO
                                                                                            DECEMBER 31, 2001
                                                                                           ------------------
Net asset value, beginning of period .....................................................    $    12.26
                                                                                              ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................................................................          0.11
 Net realized and unrealized gain (loss) on investments and foreign currency transactions          (0.26)
                                                                                              ----------
 Total from investment operations ........................................................         (0.15)
                                                                                              ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....................................................         (0.13)
 Distributions from realized gains .......................................................         (0.21)
                                                                                              ----------
 Total dividends and distributions .......................................................         (0.34)
                                                                                              ----------
Net asset value, end of period ...........................................................    $    11.77
                                                                                              ==========
Total return .............................................................................         (1.21)%(b)
                                                                                              ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................................    $   18,000
Ratio of expenses to average net assets after waivers ....................................          0.70%(a)
Ratio of expenses to average net assets before waivers ...................................          0.73%(a)
Ratio of net investment income to average net assets after waivers .......................          1.69%(a)
Ratio of net investment income to average net assets before waivers ......................          1.66%(a)
Portfolio turnover rate ..................................................................            90%
Effect of voluntary expense limitation during the period:
 Per share benefit to net investment income ..............................................    $        -#



                                                                                                          CLASS IB
                                                                                           ---------------------------------------
                                                                                                   YEAR ENDED DECEMBER 31,
                                                                                           ---------------------------------------
                                                                                               2001          2000         1999
                                                                                           ------------ ------------- ------------
Net asset value, beginning of period .....................................................   $ 11.73       $ 12.06      $ 11.94
                                                                                             -------       -------      -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................................................................      0.11          0.09         0.11
 Net realized and unrealized gain (loss) on investments and foreign currency transactions       0.25         (0.33)        0.31
                                                                                             -------       -------      -------
 Total from investment operations ........................................................      0.36         (0.24)        0.42
                                                                                             -------       -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....................................................     (0.11)        (0.09)       (0.11)
 Distributions from realized gains .......................................................     (0.21)            -        (0.19)
                                                                                             --------      -------      --------
 Total dividends and distributions .......................................................     (0.32)        (0.09)       (0.30)
                                                                                             --------      -------      --------
Net asset value, end of period ...........................................................   $ 11.77       $ 11.73      $ 12.06
                                                                                             ========      =======      ========
Total return .............................................................................      3.09%        (1.94)%       3.55%
                                                                                             ========      =======    ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................................  $608,741      $176,049     $133,503
Ratio of expenses to average net assets after waivers ....................................      0.95%         0.95%        0.94%
Ratio of expenses to average net assets before waivers ...................................      0.98%         0.95%        1.00%
Ratio of net investment income to average net assets after waivers .......................      1.40%         0.91%        1.10%
Ratio of net investment income to average net assets before waivers ......................      1.37%         0.91%        1.04%
Portfolio turnover rate ..................................................................        90%           33%          32%
Effect of voluntary expense limitation during the period:
 Per share benefit to net investment income ..............................................  $      -#       $     -     $  0.01



                                                                                            CLASS IB
                                                                                           -----------
                                                                                           YEAR ENDED
                                                                                             DECEMBER
                                                                                               31,
                                                                                           -----------
                                                                                              1998**
                                                                                           -----------
Net asset value, beginning of period .....................................................   $ 10.00
                                                                                             -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...................................................................      0.06
 Net realized and unrealized gain (loss) on investments and foreign currency transactions       1.94
                                                                                             -------
 Total from investment operations ........................................................      2.00
                                                                                             -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....................................................     (0.06)
 Distributions from realized gains .......................................................         -
                                                                                             -------
 Total dividends and distributions .......................................................     (0.06)
                                                                                             -------
Net asset value, end of period ...........................................................   $ 11.94
                                                                                             =======
Total return .............................................................................     20.01%
                                                                                             =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................................   $74,588
Ratio of expenses to average net assets after waivers ....................................      0.90%
Ratio of expenses to average net assets before waivers ...................................      1.20%
Ratio of net investment income to average net assets after waivers .......................      1.19%
Ratio of net investment income to average net assets before waivers ......................      0.89%
Portfolio turnover rate ..................................................................        37%
Effect of voluntary expense limitation during the period:
 Per share benefit to net investment income ..............................................   $  0.02



30 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

                     EQ/FI SMALL/MID CAP VALUE PORTFOLIO:




                                                                      CLASS IA
                                     --------------------------------------------------------------------------
                                                                                              NOVEMBER 24,
                                                                                                 1998*
                                                            2001                                   TO
                                                  -------------------------------------       DECEMBER 31,
                                                          2000               1999                 1998
                                     -------------------------------- ----------------- -----------------------
Net asset value, beginning of
  period ...........................  $  11.21         $  10.76          $     10.59            $  10.40
                                      --------         --------          ----------             --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .............      0.12             0.10                 0.03                0.03
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .....................       0.36            0.48                 0.19                0.23+
                                       --------         --------          ----------     ----------------
 Total from investment
  operations .......................       0.48            0.58                 0.22                0.26
                                       --------         --------          ----------     ----------------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ................      (0.08)          (0.13)               (0.05)              (0.06)
 Distributions in excess of
  realized gains ...................          -               -                    -                   -
 Return of capital
  distributions ....................          -               -                    -               (0.01)
                                      ---------        --------          -----------    ----------------
 Total dividends and
  distributions ....................      (0.08)          (0.13)               (0.05)              (0.07)
                                      ---------        --------          -----------    ----------------
Net asset value, end of period .....  $   11.61        $  11.21          $     10.76            $  10.59
                                      =========        ========          ===========    ================
Total return .......................       4.29%           5.48%                2.07%               2.63%(b)
                                      =========   =============          ===========    ================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ...........................  $  18,087         $ 7,269           $    2,339             $   747
Ratio of expenses to average
 net assets after waivers ..........       0.85%           0.82%(c)             0.75%(c)            0.75%(a)(c)
Ratio of expenses to average
 net assets before waivers .........       0.86%           0.87%(c)             0.84%(c)            0.92%(a)(c)
Ratio of net investment
 income to average net
 assets after waivers ..............       1.28%           1.42%(c)             0.40%(c)            0.72%(a)(c)
Ratio of net investment
 income to average net
 assets before waivers .............       1.27%           1.37%(c)             0.32%(c)            0.55%(a)(c)
Portfolio turnover rate ............        106%            196%                 192%                111%
Effect of voluntary expense
 limitation during the period:
 Per share benefit to net
  investment income ................  $       -#       $   0.01           $     0.01            $   0.17



                                                                            CLASS IB
                                     --------------------------------------------------------------------------------------
                                                                                                            MAY 1, 1997*
                                                          YEAR ENDED DECEMBER 31,                                TO
                                     ------------------------------------------------------------------     DECEMBER 31,
                                         2001            2000              1999              1998               1997
                                     ------------ ----------------- ----------------- ----------------- -------------------
Net asset value, beginning of
  period ...........................   $ 11.22      $  10.78          $  10.61          $  11.85          $  10.00
                                       --------      --------          --------          --------          --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .............      0.06          0.12              0.02              0.05              0.01
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .....................      0.39          0.43              0.17             (1.24)             1.90
                                       --------      --------          --------          --------          --------
 Total from investment
  operations .......................      0.45          0.55              0.19             (1.19)             1.91
                                       --------      --------          --------          --------          --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ................     (0.06)        (0.11)            (0.02)            (0.04)            (0.01)
 Distributions in excess of
  realized gains ...................         -            -                 -                 -              (0.05)
 Return of capital
  distributions ....................         -            -                 -              (0.01)               -
                                       --------      --------          --------          --------          --------
 Total dividends and
  distributions ....................     (0.06)        (0.11)            (0.02)            (0.05)            (0.06)
                                       --------      --------          --------          --------          --------
Net asset value, end of period .....   $ 11.61      $  11.22          $  10.78          $  10.61          $  11.85
                                       ========      ========          ========          ========          ========
Total return .......................      4.04%         5.13%             1.80%           (10.02)%           19.15%(b)
                                       ========   ============      ============         ========       =============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ...........................  $429,560      $153,232          $149,618          $166,746         $ 120,880
Ratio of expenses to average
 net assets after waivers ..........      1.10%         1.07%(c)          1.00%(c)          1.00%(c)          1.00%(a)
Ratio of expenses to average
 net assets before waivers .........      1.11%         1.12%(c)          1.09%(c)          1.17%(c)          1.70%(a)
Ratio of net investment
 income to average net
 assets after waivers ..............      1.03%         1.17%(c)          0.21%(c)          0.47%(c)          0.26%(a)
Ratio of net investment
 income to average net
 assets before waivers .............      1.02%         1.12%(c)          0.12%(c)          0.30%(c)         (0.44)%(a)
Portfolio turnover rate ............       106%          196%              192%              111%              44%
Effect of voluntary expense
 limitation during the period:
 Per share benefit to net
  investment income ................   $     -#      $     -           $   0.02         $   0.02          $   0.03



EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  31

                  EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO:




                                                                    CLASS IA
                                     -----------------------------------------------------------------------
                                                YEAR ENDED DECEMBER 31,                   NOVEMBER 24,
                                     ----------------------------------------------           1998*
                                                                                               TO
                                                                                          DECEMBER 31,
                                          2001          2000            1999                  1998
                                     ------------- ------------- ------------------ ------------------------
Net asset value, beginning
  of period ........................   $20.91        $  27.40       $ 16.04                  $ 14.18
                                       -------        --------       -------                  -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ...........................     0.07            0.04          0.01                        -
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .....................    (7.16)          (5.13)        11.83                     1.86
                                       -------        --------       -------                  -------
 Total from investment
  operations .......................    (7.09)          (5.09)        11.84                     1.86
                                       -------        --------       -------                  -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ................        -               -             -                        -
 Distributions from realized
  gains ............................        -#               -        (0.48)                       -
 Distributions in excess of
  realized gains ...................        -           (1.40)            -                        -
                                       -------        --------       -------                  -------
 Total dividends and
  distributions ....................        -           (1.40)        (0.48)                       -
                                       -------        --------       -------                  -------
Net asset value, end of period .....  $ 13.82        $  20.91       $ 27.40                  $ 16.04
                                       =======        ========       =======                  =======
Total return .......................   (33.89)%        (18.56)%       74.43%                   13.12%(b)
                                      ========        ========       =======               ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ...........................   $43,918        $72,889       $46,248                   $5,978
Ratio of expenses to average
 net assets after waivers ..........      N/A            0.70%         0.60%(c)                 0.60%(a)(c)
Ratio of expenses to average
 net assets before waivers .........     0.72%           0.70%         0.70%(c)                 0.79%(a)(c)
Ratio of net investment
 income (loss) to average net
 assets after waivers ..............      N/A            0.15%         0.09%(c)                (0.05)%(a)(c)
Ratio of net investment
 income (loss) to average net
 assets before waivers .............     0.02%           0.14%        (0.01)%(c)               (0.24)%(a)(c)
Portfolio turnover rate ............      278%            203%          184%                      79%
Effect of voluntary expense
 limitation during the period:
 Per share benefit to net
  investment income ................  $     -        $      -       $  0.01                   $    -



                                                                               CLASS IB
                                     --------------------------------------------------------------------------------------------
                                                                                                                     MAY 1,
                                                                                                                      1997*
                                                              YEAR ENDED DECEMBER 31,                                  TO
                                     -------------------------------------------------------------------------    DECEMBER 31,
                                           2001             2000               1999                1998               1997
                                     --------------- ----------------- -------------------- ------------------ ------------------
Net asset value, beginning
  of period ........................      $   20.78        $      27.33      $   16.04          $ 11.92            $ 10.00
                                          ----------        ---------- -      ---------         -------            -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ...........................          (0.04)              (0.02)         (0.02)           (0.03)              0.02
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .....................          (7.04)              (5.13)         11.79             4.15               2.21
                                          ----------        ---------- -      ---------         -------            -------
 Total from investment
  operations .......................          (7.08)              (5.15)         11.77             4.12               2.23
                                          ----------        ---------- -      ---------         -------            -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ................              -                   -              -                -              (0.02)
 Distributions from realized
  gains ............................              -#                  -          (0.48)               -              (0.18)
 Distributions in excess of
  realized gains ...................              -               (1.40)             -                -              (0.11)
                                          ----------        ---------- -      ---------         -------            -------
 Total dividends and
  distributions ....................              -               (1.40)         (0.48)               -              (0.31)
                                          ----------        ---------- -      ---------         -------            -------
Net asset value, end of period .....      $   13.70        $      20.78       $  27.33          $ 16.04            $ 11.92
                                          ==========        ========== =      =========         =======            =======
Total return .......................         (34.06)%            (18.83)%        73.62%           34.57%             22.42%(b)
                                          ==========        ========== =      =========         =======          =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ...........................     $1,363,276          $2,142,512     $1,665,635         $461,307            $99,317
Ratio of expenses to average
 net assets after waivers ..........            N/A                0.95%          0.85%(c)         0.85%(c)           0.85%(a)
Ratio of expenses to average
 net assets before waivers .........           0.97%               0.95%          0.95%(c)          1.04%(c)          1.82%(a)
Ratio of net investment
 income (loss) to average net
 assets after waivers ..............            N/A               (0.11)%        (0.16)%(c)       (0.30)%(c)          0.61%(a)
Ratio of net investment
 income (loss) to average net
 assets before waivers .............          (0.23)%             (0.11)%        (0.26)%(c)       (0.49)%(c)         (0.36)%(a)
Portfolio turnover rate ............            278%                203%           184%              79%               116%
Effect of voluntary expense
 limitation during the period:
 Per share benefit to net
  investment income ................     $        -      $            -       $     0.01        $  0.02            $  0.04

---------
*    Commencement of Operations
**   Commenced operations on January 1, 1998.
+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#    Per share amount is less than $0.01.
(a)  Annualized
(b)  Total return is not annualized.
(c) Reflects overall fund ratios for investment income and non-class specific expense.
(d) On May 19, 2001, this Portfolio received, through a merger transaction, the assets and liabilities of the T. Rowe Price Equity Income Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2001 represents the results of the Lazard Large Cap Value Portfolio.


32 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

----------------

--------------------------------------------------------------------------------

If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:


ANNUAL AND SEMI-ANNUAL REPORTS

The Annual and Semi-Annual Reports include more information about the Trust's performance and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, dated May 1, 2002, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-888-292-4492

You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

Investment Company Act File Number: 811-07953